UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2008


                      FREEHAND SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-17963                 11-2906904
----------------------------      ------------          ------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


                 95 First Street, Suite 200, Los Altos CA 94022
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (650) 941-0742


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an
            Off-Balance Sheet Arrangement of a Registrant

On August 19, 2008, FreeHand Systems International, Inc. ("the Company") borrowed $75,000 from Bruce Swanson, pursuant to a note from the Company dated such date ("the Note"). The Note is unsecured and provides for interest at 10% per annum and both interest and the principal amount of the Notes are due December 1, 2008. Although not required by the terms of the note, the Company plans to use these funds only for inventory purchases.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 21, 2008                        FREEHAND SYSTEMS INTERNATIONAL, INC.

                                       By: /s/ Kim A. Lorz
                                           -------------------------------------
                                           Kim A. Lorz
                                           Chief Executive Officer



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